UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 19, 2020
(Date of earliest event reported)

MEDTAINER, INC. (Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29381 (Commission File Number)	65-0207200 (IRS Employer Identification Number)

1620 Commerce St. Corona, CA (Address of principal executive offices)		92880 (ZIP Code)
(844) 226-5649 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 19, 2020, Douglas P. Heldoorn, who was then the sole director of the Registrant, signed a consent of sole director that increased the number of the Registrant’s directors to three and filled the vacancies so created with Messrs. Russell Ward and Jeffory A. Carlson.

For more than 5 years, Mr. Ward has served as vice president of Southern California Multi Franchise Auto Group, which operates a number of car dealerships in southern California. Mr. Ward has substantial experience in assisting enterprises in increasing their profitability, which made him an attractive candidate for service on the board. Mr. Ward is the indirect beneficial holder of 20,000,000 shares of the Registrant’s common stock, comprising about 26% of its outstanding shares.

For more than 5 years, Mr. Carlson has served as controller of the Registrant. His knowledge of the Registrant’s financial affairs was a significant factor in appointing him to the board. He owns 300,000 shares of the Registrant’s common stock, which he acquired as a participant in its 2018 Incentive Award Plan.

There was no arrangement or understanding between either of the new directors and any other persons, including the Registrant, pursuant to which he was selected as a director and neither receives a salary for his services as such.

Pursuant to the above mentioned consent, an executive committee of the board of directors was established, of which Mr. Heldoorn is the sole member. This committee has and may exercise all the authority of the board of directors, except that it may not (a) authorize or approve the reacquisition of shares unless pursuant to a formula or method, or within limits, prescribed by the board of directors, (b) approve, recommend to shareholders or propose to shareholders any action that is required to be approved by shareholders, (c) fill vacancies on the board of directors or on any committee of the board of directors, (d) adopt, amend, or repeal the bylaws, (e) authorize, approve or ratify a “director’s conflict of interest transaction,” as that term is defined in Section 607.0832(1)(a) of the Florida Business Corporation Act, or (f) authorize, approve or ratify any transaction required to be reported by Item 404 of Regulation S-K promulgated by the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTAINER, INC.

By: /s/ Douglas Heldoorn

Douglas Heldoorn

Chief Executive Officer

Dated: July 30, 2020